Consolidated Schedule of Investments PIMCO Closed End - Flexible Real Estate Income Fund	September 30, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 126.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 42.9%
Aligned Data Centers International LP TBD% due 12/18/2029 «~µ		$10,000	$10,007
Binghamton NY Title Holder LLC 7.117% (TSFR1M + 2.900%) due 11/09/2026 «~(d)		15,000	15,000
Bridge I 5 Seattle GID TBD% due 08/31/2029 «		26,750	26,729
East Argent TBD% due 02/07/2028 «		27,489	27,077
EXR Bridge Lending
TBD% - 7.650% (TSFR1M + 3.500%) due 08/05/2029 «~µ		9,200	9,078
TBD% - 7.723% due 06/30/2029 «~(d)		25,480	25,345
TBD% - 7.986% due 05/04/2030 «~µ		7,040	6,998
HC Humble 1 LLC TBD% due 12/12/2026 «		12,262	12,259
New Boston Real Estate LLC TBD% due 07/07/2027 «(d)		12,875	12,890
Project Summit 5.967% due 05/09/2026 «~		14,513	14,325
Pure Industrial MTV2 5.195% (CDOR01 + 2.150%) due 09/09/2026 «~	CAD	20,128	13,981
Sodo House TBD% due 11/01/2025 «		$7,351	7,351
TESLA SHWRM AND SRVCE CNTR LAN 3.250% due 10/07/2028		13,800	13,637

Total Loan Participations and Assignments (Cost $196,001)			194,677

U.S. GOVERNMENT AGENCIES 3.1%
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust 12.632% due 11/25/2060 ~		10,961	8,245
Federal Home Loan Mortgage Corp. STACR REMICS Trust
11.456% due 01/25/2042 •		2,000	2,123
11.856% due 10/25/2041 •		1,700	1,785
12.156% due 11/25/2041 •		1,500	1,591
Federal National Mortgage Association Connecticut Avenue Securities Trust 10.356% due 10/25/2041 •		300	311

Total U.S. Government Agencies (Cost $14,024)			14,055

NON-AGENCY MORTGAGE-BACKED SECURITIES 52.1%
AG Trust 1.131% due 08/15/2026 ~(a)		67,040	620
Benchmark Mortgage Trust 3.555% due 08/15/2052 ~		4,954	4,909
BX Commercial Mortgage Trust
6.164% due 02/15/2038 •		5,644	5,500
6.614% due 02/15/2038 •		3,763	3,634
7.190% due 01/17/2039 •		175	175
8.256% due 02/15/2039 •		70	70
BX Trust
5.651% due 09/15/2034 •		2,645	2,634
6.201% due 09/15/2034 •		9,280	9,250
CD Mortgage Trust 5.688% due 10/15/2048		3,705	3,503
Citigroup Mortgage Loan Trust, Inc.
4.800% due 07/25/2036 ~		2,747	1,529
4.977% due 03/25/2036 •		9,121	8,259
COMM Mortgage Trust 5.631% due 06/10/2044 ~		101	94
Countrywide Alternative Loan Trust
4.972% due 05/25/2036 •		1,933	787
6.250% due 08/25/2047		3,186	1,709
CSMC Trust 6.385% due 04/25/2061 ~		492	322
Extended Stay America Trust 7.964% due 07/15/2038 •		8,011	8,030
GreenPoint Mortgage Funding Trust
4.812% due 10/25/2045 •		8,499	5,652
4.992% due 10/25/2045 •		272	235
5.553% due 10/25/2045 •		6,835	5,461
GSR Mortgage Loan Trust 6.500% due 07/25/2036		13,999	6,373

Consolidated Schedule of Investments PIMCO Closed End - Flexible Real Estate Income Fund (Cont.)	September 30, 2025 (Unaudited)

JP Morgan Alternative Loan Trust 4.672% due 06/25/2037 •	4,789	1,764
JP Morgan Chase Commercial Mortgage Securities Trust
5.748% due 02/15/2035 •	1,646	1,610
6.498% due 02/15/2035 •	2,468	2,390
6.930% due 11/15/2038 •	387	388
7.930% due 11/15/2038 •	2,400	2,405
Lehman Mortgage Trust
6.000% due 12/25/2037	9,831	2,324
6.500% due 10/25/2037	5,740	1,385
LUX 8.089% due 08/15/2040 •	2,860	2,859
MASTR Adjustable Rate Mortgages Trust 5.372% due 09/25/2037 •	4,446	1,758
MHC Trust 6.664% due 05/15/2038 •	800	801
Morgan Stanley Capital I Trust 5.444% due 11/14/2042 ~	9	9
Natixis Commercial Mortgage Securities Trust 9.343% due 03/15/2035 •	608	605
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.652% due 08/25/2036 •	17,839	2,617
4.672% due 04/25/2036 •	10,518	2,144
5.755% due 06/25/2036 ~	2,062	534
RALI Trust
4.632% due 06/25/2046 •	6,066	1,274
4.732% due 06/25/2046 •	4,497	967
6.000% due 05/25/2037	5,190	4,348
RF Real Holdings Trust I 0.000% due 01/28/2055 «(c)	122,121	122,333
SMRT Commercial Mortgage Trust 6.101% due 01/15/2039 •	4,450	4,431
Starwood Mortgage Trust
6.665% due 04/15/2034 •	1,000	996
7.415% due 04/15/2034 •	4,000	3,972
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 5.113% due 08/25/2046 •	2,428	1,403
Wells Fargo Mortgage-Backed Securities Trust 6.108% due 05/25/2035 ~	1,603	1,323
WSTN Trust 10.174% due 07/05/2037 ~	3,000	3,045

Total Non-Agency Mortgage-Backed Securities (Cost $235,795)		236,431

ASSET-BACKED SECURITIES 11.4%
HOME EQUITY OTHER 4.1%
Home Equity Mortgage Loan Asset-Backed Trust 4.722% due 04/25/2037 •	10,000	4,112
JP Morgan Mortgage Acquisition Trust
6.500% due 07/25/2036 þ	2,026	536
6.910% due 07/25/2036 þ	546	144
Merrill Lynch Mortgage Investors Trust 4.107% due 11/25/2037 •	2,590	823
Morgan Stanley ABS Capital I, Inc. Trust
4.372% due 10/25/2036 •	6,622	2,912
4.412% due 10/25/2036 •	1,617	711
NovaStar Mortgage Funding Trust 4.592% due 10/25/2036 •	594	275
Renaissance Home Equity Loan Trust 5.909% due 04/25/2037 þ	9,702	2,620
Terwin Mortgage Trust 4.892% due 04/25/2037 •	23,587	6,517

		18,650

OTHER ABS 7.3%
1 Research Park Dr. 0.000% due 12/31/2099 «~(d)	16,394	16,394
Aviara Lake Worth 0.000% due 12/31/2099 «~(d)	6,325	6,325

Consolidated Schedule of Investments PIMCO Closed End - Flexible Real Estate Income Fund (Cont.)	September 30, 2025 (Unaudited)

Luxe & Legends 0.000% due 12/31/2049 «~(d)	10,146	10,146

		32,865

Total Asset-Backed Securities (Cost $51,429)		51,515

	SHARES
REAL ESTATE INVESTMENT TRUSTS 7.8%
REAL ESTATE 7.8%
AvalonBay Communities, Inc.	56,822	10,976
Camden Property Trust	32,171	3,435
Equity Residential	111,633	7,226
Essex Property Trust, Inc.	13,611	3,643
Mid-America Apartment Communities, Inc.	24,765	3,461
UDR, Inc.	180,719	6,734

Total Real Estate Investment Trusts (Cost $35,092)		35,475

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 9.5%
U.S. TREASURY BILLS 9.5%
4.002% due 10/28/2025 - 12/26/2025 (b)(c)	$43,400	43,058

Total Short-Term Instruments (Cost $43,057)		43,058

Total Investments in Securities (Cost $575,398)		575,211

Total Investments 126.8% (Cost $575,398)		$575,211
Preferred Shares (0.0)%		(125)
Financial Derivative Instruments (e) 0.0%(Cost or Premiums, net $0)		93
Other Assets and Liabilities, net (26.8)%		(121,641)

Net Assets Applicable to Common Shareholders 100.0%		$453,538

Consolidated Schedule of Investments PIMCO Closed End - Flexible Real Estate Income Fund (Cont.)	September 30, 2025 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	RESTRICTED SECURITIES:
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

1 Research Park Dr.	0.000%	12/31/2099	03/14/2025	$7,167	$7,167	1.58%
Aviara Lake Worth	0.000	12/31/2099	05/27/2025	6,275	6,275	1.38
Binghamton NY Title Holder LLC	7.117	11/09/2026	01/29/2024	15,018	15,000	3.31
EXR Bridge Lending	0.000	06/30/2029	07/25/2024	25,343	25,345	5.59
Luxe & Legends	0.000	12/31/2049	04/16/2025	10,146	10,146	2.23
New Boston Real Estate LLC	0.000	07/07/2027	06/12/2024 - 09/15/2025	13,506	13,551	2.99

$77,455	$77,484	17.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended September 30, 2025 was $(1,219) at a weighted average interest rate of 4.563%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2025	$155	CAD	213	$0	$(2)
CBK	10/2025	8,376	11,673	13	0
11/2025	CAD	11,655	$8,376	0	(13)
CIB	10/2025	20,189	14,603	95	0
10/2025	$69	CAD	95	0	0
SCX	10/2025	14,258	19,881	28	0
11/2025	CAD	19,881	$14,281	0	(28)

Total Forward Foreign Currency Contracts	$136	$(43)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2025

Consolidated Schedule of Investments PIMCO Closed End - Flexible Real Estate Income Fund (Cont.)	September 30, 2025 (Unaudited)

Investmentsin Securities, at Value
Loan Participations and Assignments	$0	$13,637	$181,040	$194,677
U.S. Government Agencies	0	14,055	0	14,055
Non-Agency Mortgage-Backed Securities	0	114,098	122,333	236,431
Asset-Backed Securities
Home Equity Other	0	18,650	0	18,650
Other ABS	0	0	32,865	32,865
Real Estate Investment Trusts
Real Estate	35,475	0	0	35,475
Short-Term Instruments
U.S. Treasury Bills	0	43,058	0	43,058

Total Investments	$35,475	$203,498	$336,238	$575,211

Financial Derivative Instruments - Assets
Over the counter	$0	$136	$0	$136

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(43)	$0	$(43)

Total Financial Derivative Instruments	$0	$93	$0	$93

Totals	$35,475	$203,591	$336,238	$575,304

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2025:
Category and Subcategory	Beginning Balance at 12/31/2024	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2025 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$134,631	$74,557	$(29,412)	$187	$350	$727	$0	$0	$181,040	$773
Non-Agency Mortgage-Backed Securities	22,357	129,851	(30,016)	0	0	141	0	0	122,333	169
Asset-Backed Securities
Other ABS	0	32,865	0	0	0	0	0	0	32,865	0

Totals	$156,988	$237,273	$(59,428)	$187	$350	$868	$0	$0	$336,238	$942

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 09/30/2025	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$153,963	Discounted Cash Flow	Discount Rate	6.460 - 12.290	7.720
27,077	Recent Transaction	Purchase Price	98.500	—
Non-Agency Mortgage-Backed Securities	122,333	Discounted Cash Flow	Discount Rate	9.400	—
Asset-Backed Securities
Other ABS	32,865	Recent Transaction	Purchase Price	100.000	—

Total	$336,238

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The Fund’s subsidiary was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and its subsidiary. All intercompany transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship of each subsidiary as of period end.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†
Flexible Real Estate Income Operating Partnership LP	06/29/2022	55.8%

† A zero balance may reflect actual amounts rounding to less than 0.01%.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled NYSE Close for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using such data reflecting the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing sources. Swap agreements and swaptions are valued on the basis of market-based prices supplied by Pricing services or quotes obtained from brokers and dealers.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted (unadjusted) prices in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CIB	Canadian Imperial Bank of Commerce	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.

Currency Abbreviations:
CAD	Canadian Dollar	USD (or $)	United States Dollar

Index/Spread Abbreviations:
CDOR01	1 Month CDN Swap Rate	TSFR1M	Term SOFR 1-Month

Other Abbreviations:
ABS	Asset-Backed Security	TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles or at the time of funding
REMIC	Real Estate Mortgage Investment Conduit	TBD	To-Be-Determined